EXHIBIT 23.3



                              ACCOUNTANT'S CONSENT





The Board of Directors
BankAtlantic Bancorp, Inc.:


     We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                             /s/ KPMG LLP



Fort Lauderdale, Florida
April 12, 1999